Supplement dated August 22, 2022

to the

Prospectus dated May 1, 2022,

Initial Summary Prospectus dated May 1, 2022,

and

Updating Summary Prospectus dated May 1, 2022

for

Schwab Genesis Advisory Variable Annuity

issued by

Protective Life Insurance Company

PLICO Variable Annuity Account S

This Supplement amends certain information contained in the above-referenced Prospectus, Initial Summary Prospectus and Updating Summary Prospectus. Please read this Supplement carefully and retain it for future reference.

As of August 1, 2022, the Great-West Bond Index Fund available under your Contract has been renamed the Empower Bond Index Fund.

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For more information about your Contract, please refer to your Prospectus, which can be found online at www.protective.com/productprospectus. More information about the Funds is available in the prospectuses for the Funds, which can be found online at www.protective.com/eprospectus